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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                                November 16, 2000
                                (Date of Report)

                                November 16, 2000
                        (Date of earliest event reported)


                            _________________________

                         Commission File Number 0-26816

                             IDX SYSTEMS CORPORATION
             (Exact name of registrant as specified in its charter)


          Vermont                                        03-0222230
 (State or other jurisdiction of                     (I.R.S. Employer
  incorporation or organization)                    Identification No.)

                               1400 Shelburne Road
                           South Burlington, VT 05403
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (802-862-1022)





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                            Exhibit Index on Page 2

ITEM 5.  OTHER EVENTS

         On November 16, 2000, the Company announced the signing of an agreement with Stentor, Inc. to develop and market an integrated medical image and information management system.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.

EXHIBIT NO.               DESCRIPTION                                 PAGE

99                        IDX News Release dated                      4
                          November 16, 2000


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                IDX SYSTEMS CORPORATION
                                (Registrant)



Date:  November 16, 2000              /s/ JOHN A. KANE
                                 By:  ___________________________________
                                      John A. Kane
                                      Vice President, Finance and Administration
                                      Chief Financial Officer, and Treasurer

FOR IMMEDIATE RELEASE


                    IDX Systems Corporation and Stentor, Inc.
                    Join Forces to Develop a Fully Integrated
                 Medical Image and Information Management System

 New Product Expected to Significantly Lower Costs while Improving Patient Care

Opportunity to Redefine Paradigm of Medical Image and Information Management Systems


BURLINGTON,  VT and So. San  Francisco,  CA  (November  16,  2000)- IDX Systems
Corporation (Nasdaq: IDXC) a leading full-service provider of healthcare information technology solutions and radiology information systems, and Stentor, Inc., a leader in enterprise-wide medical image distribution, announced an agreement today to develop a fully integrated medical image and information management system.

Under the agreement, the IDX Imaging Suite and ConnectR products will be embedded with Stentor's iSite system. The expected result is a combined medical image and information management offering, delivered as an Application Service Provider (ASP) model, that will dramatically improve the accessibility and timeliness of radiology imaging studies while significantly reducing the high capital expenditures associated with traditional Picture and Archive Communications Systems (PACS). Under the agreement, both IDX and Stentor will be authorized to sell the combined image and information management offering.

The IDX Imaging Suite is an advanced information system that integrates patient and clinical information with third-party modality and archiving functions. Stentor's iSite enables image delivery at the "speed of human perception, "instantly matching imaging data access to the user's need. It also transfers digital, real-time, diagnostic-quality images to standard PCs across the enterprise, eliminating the need for institutions to heavily invest in capital-intensive image management equipment and infrastructure.


The IDX-Stentor offering is based on advanced workflow technologies, shared web-based architectures, real-time access to full-fidelity digital medical images, and encompasses a patient-centric approach to the diagnostic process. When complete, it will be an integrated solution for image and information management, without redundancy of data or function. The resulting solution is an entirely web-based system covering most aspects of the radiology enterprise-from registration and scheduling through the patient scanning process to diagnostic interpretation and reporting, onto archive storage and image/report distribution to referring physicians. In

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

addition, ConnectR provides the ability to rapidly connect to any third party Radiology Information System (RIS) or Hospital Information System (HIS) via a variety of communication protocols. "The IDX Imaging Suite is a recognized market leader for RIS-PACS integration. We are proud to partner with Stentor in this new venture, an important next step in the evolution or our services," said Richard E. Tarrant, Chief Executive Officer of IDX. "This alliance brings together our respective expertise to deliver on a shared vision for seamless enterprise image and information management, enabling us to offer 'one-stop shopping' to our customers."

Oran Muduroglu, President and CEO of Stentor, sees this alliance as a natural complement of the talent, skills, and technology between both companies. "For the first time, radiologists and referring physicians will have access to their patient's entire radiology history on one integrated platform. We believe our collaboration with IDX will greatly improve radiology efficiency and ultimately result in improved patient healthcare at a lower cost. This integration also serves as a catalyst for the development of next generation iSite products that target diagnostic reading and storage."

The product offering will be debuted at the upcoming Radiological Society of North America (RSNA) tradeshow in Chicago, November 26 - December 1, 2000.

About IDX Systems Corporation

Founded in 1969, IDX Systems Corporation uses information technology to maximize value in the delivery of healthcare, improve the quality of patient service, enhance medical outcomes, and reduce the costs of care. IDX supports these objectives with a broad range of complementary, functionally rich, and highly integrated products installed at 2,065 client sites. Clients span the full care continuum including academic hospitals and medical centers, integrated delivery networks, and physician group practices in North America. Customers include 118,000 physicians who utilize practice management systems to improve patient care and other workflow processes. The IDX Web Strategy includes browser technology, e-commerce and web-based tools -- built using Internet architecture -- that facilitates access for patients, physicians and care providers to vital health information and data managed by the IDX clinical, administrative, financial, and managed care products. EDiX Corporation, an IDX subsidiary, offers Internet-based medical transcription and clinical documentation services to physicians groups and hospital customers.

IDX, IDXrad, IDX Imaging Suite, and ConnectR are trademarks of IDX Systems Corporation.

IDX Systems Corporation Contact Information:

Brendan Kinney, Senior Marketing Specialist
(802) 864-1758 ext. 6261 (voice)
(802) 862-9591 (fax)
brendan_kinney@idx.com (e-mail)

About Stentor, Inc.

Stentor, Inc., a Silicon Valley-based medical informatics company, is a world leader in enterprise-wide medical image distribution. Through the company's patent-pending iSyntax technology, Stentor has created iSite, the first viable option for dynamic transfer of diagnostic quality images to all standard PCs with an information system driven workflow.

Stentor has raised over $25 million in venture capital and is backed by leading companies with an impressive track record of innovation and success in the medical field including EMC Corporation, Sanderling Biomedical Venture Capital, Caduceus Capital, UPMC Health System and Gilo Ventures.

Stentor is an ISO 9001 and EN46001 certified facility and received 510 k clearance to market its products and services from the FDA in October of 1999. iSite, the company's image and management solution, is installed at over 30 sites including 10 of North America's leading hospitals.

Stentor, iSite, and iSyntax are trademarks of Stentor, Inc.

Stentor Contact Information:

Mark Reis, Marketing Communication Manager
(650) 228-1539 (voice)
(650) 866-4197 (fax)
mark@stentor.com (e-mail)

THIS  PRESS  RELEASE  CONTAINS  FORWARD-LOOKING  STATEMENTS  ABOUT  IDX  SYSTEMS
CORPORATION THAT INVOLVE A NUMBER OF RISKS AND UNCERTAINTIES. AMONG THE IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE INDICATED BY SUCH FORWARD-LOOKING STATEMENTS ARE POSSIBLE DIFFICULTIES AND DELAYS IN THE DEVELOPMENT AND SALE OF THE PLANNED INTEGRATED MEDICAL IMAGE AND INFORMATION MANAGEMENT SYSTEM TO BE DEVELOPED WITH STENTOR, DELAYS IN STOCKHOLDER OR REGULATORY APPROVAL OF IDX'S PENDING TRANSACTION WITH ALLSCRIPTS, INC., DIFFICULTIES IN IMPLEMENTING SYSTEMS, POSSIBLE DEFERRAL, DELAY OR CANCELLATION BY CUSTOMERS OF COMPUTER SYSTEM PURCHASE DECISIONS, POSSIBLE DELAY OF SYSTEM INSTALLATIONS, DEVELOPMENT BY COMPETITORS OF NEW OR SUPERIOR TECHNOLOGIES, CHANGING ECONOMIC, POLITICAL AND REGULATORY INFLUENCES ON THE HEALTHCARE AND INTERNET INDUSTRIES, CHANGES IN PRODUCT PRICING POLICIES, GENERAL ECONOMIC CONDITIONS AND REGULATORY DEVELOPMENTS IN THE HEALTHCARE INDUSTRY, AND FACTORS DETAILED FROM TIME TO TIME IN IDX'S PERIODIC REPORTS AND REGISTRATION STATEMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WHICH IMPORTANT FACTORS ARE INCORPORATED HEREIN BY REFERENCE. IDX UNDERTAKES NO OBLIGATION TO UPDATE FORWARD-LOOKING STATEMENTS TO REFLECT CHANGED ASSUMPTIONS, THE OCCURRENCE OF UNANTICIPATED EVENTS, OR CHANGES IN FUTURE OPERATING RESULTS, FINANCIAL CONDITION OR BUSINESS OVER TIME.
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